UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 1, 2024

FERGUSON ENTERPRISES INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40066	38-4304133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

751 Lakefront Commons Newport News, Virginia	23606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: +1-757-874-7795

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	FERG	New York Stock Exchange
London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously announced, the board of directors of Ferguson plc, a public company limited by shares incorporated in Jersey (“Ferguson plc”), concluded that it would be in the best interests of Ferguson plc and its shareholders as a whole to proceed with establishing a new corporate structure to domicile the Ferguson plc group’s ultimate parent company in the United States. On August 1, 2024, Ferguson plc implemented this new corporate structure by completing the merger (the “Merger”) of Ferguson (Jersey) 2 Limited (“Merger Sub”), a newly formed Jersey incorporated private limited company and direct, wholly owned subsidiary of Ferguson Enterprises Inc., a Delaware corporation (the “Company”), with and into Ferguson plc, with Ferguson plc surviving the Merger as a direct, wholly owned subsidiary of the Company and Merger Sub ceasing to exist, on the terms and subject to the conditions of the Merger Agreement, dated as of February 29, 2024, by and among the Company, Merger Sub and Ferguson plc (the “Merger Agreement”).

On the terms of, subject to the conditions of and/or in connection with the Merger Agreement, at 12:01 a.m. Eastern Time (5:01 a.m. U.K. Time) on August 1, 2024 (the “Effective Time”), (i) each ordinary share, par value 10 pence per share, of Ferguson plc (collectively, the “Ferguson Shares” and each a, “Ferguson Share”) that was issued and outstanding at 6:00 p.m. Eastern Time on July 31, 2024 (the “Merger Record Time”) was automatically cancelled without any repayment of capital and the Company issued as consideration therefor new, duly authorized, validly issued, fully paid and non-assessable shares of common stock, par value $0.0001 per share, of the Company (the “Company Common Stock”) to each holder of Ferguson Shares (collectively, the “Ferguson Shareholders” and each a, “Ferguson Shareholder”) on a one-for-one basis for each Ferguson Share held by such Ferguson Shareholder immediately preceding the Merger Record Time and (ii) each depositary interest (each, a “Ferguson plc U.K. DI”) issued through CREST by Computershare Investor Services PLC (the “Depositary”) representing a beneficial interest in an issued and outstanding Ferguson Share at the Merger Record Time was cancelled and, as consideration therefor, a depositary interest representing a beneficial interest in one share of Company Common Stock was issued through CREST by the Depositary to each holder of Ferguson plc U.K. DIs on a one-for-one basis for each Ferguson plc U.K. DI held by such holder immediately preceding the Merger Record Time. All Ferguson Shares held in treasury were cancelled as a result of the Merger.

Immediately following the consummation of the Merger, on a consolidated basis, the assets, businesses, and operations of the Company were substantially the same as the corresponding assets, business, and operations of Ferguson plc immediately prior to the consummation of the Merger.

As a result of the Merger, the Company became the successor issuer to Ferguson plc, which was renamed “Ferguson (Jersey) Limited” and changed its status to a private company. This Current Report on Form 8-K (this “Current Report”) is being filed for the purpose of establishing the Company as the successor issuer pursuant to Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and to disclose certain related matters. Pursuant to Rule 12g-3(a) promulgated under the Exchange Act, shares of the Company Common Stock issued in connection with the Merger are deemed registered under Section 12(b) of the Exchange Act as the common stock of the successor issuer. As a result, effective as of August 1, 2024, future filings with the Securities and Exchange Commission (the “SEC”) will be filed by the Company under CIK No. 0002011641.

On July 31, 2024, Ferguson plc notified the New York Stock Exchange (“NYSE”) of the anticipated consummation of the Merger and requested that, following the Effective Time, the NYSE file with the SEC a Form 25, Notification of Removal from Listing and/or Registration, to delist all Ferguson Shares from the NYSE and deregister Ferguson Shares under Section 12(b) of the Exchange Act. Ferguson plc also intends to file a Certification and Notice of Termination of Registration on Form 15 with the SEC requesting the suspension of Ferguson plc’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. The shares of Company Common Stock (CUSIP: 31488V 107; ISIN: US31488V1070) are expected to commence trading on the NYSE as of the open of trading on August 1, 2024, under the symbol “FERG,” which is the same symbol under which the Ferguson Shares traded.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report and is incorporated herein by reference.

Item 2.01  Completion of Acquisition or Disposition of Assets.

The information contained in the Explanatory Note of this Current Report is incorporated herein by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

Assumption of Ferguson plc’s Obligations under Credit Agreement

Concurrently with the consummation of the Merger, the Company assumed Ferguson plc’s rights, duties, liabilities and obligations, and Ferguson plc was released from its liabilities and obligations, under the Credit Agreement, dated as of October 7, 2022 (the “Credit Agreement”), by and among Ferguson plc, Ferguson UK Holdings Limited (“Ferguson UK”), a company incorporated under the laws of England and Wales, PNC Bank, National Association, as administrative agent, and each of the lenders from time to time party thereto, providing for term loans in an aggregate principal amount of $500,000,000. A description of the Credit Agreement is included in Note 9 to the Audited Consolidated Financial Statements for the year ended July 31, 2023 of Ferguson plc (the “Consolidated Financial Statements”), included in Amendment No. 2 to Form S-4 Registration Statement filed by the Company with the SEC on April 16, 2024 (File No. 333-277589) (as amended, the “Registration Statement”), and is incorporated herein by reference.

Assumption of Ferguson plc’s Obligations under Outstanding Notes

Concurrently with the consummation of the Merger, the Company assumed Ferguson plc’s rights, duties, liabilities and obligations (including obligations with respect to Ferguson plc’s guarantee) and Ferguson plc was released from its liabilities and obligations under the indentures and note and guarantee agreements, as applicable, governing the Unsecured Senior Notes and the Private Placement Notes (each as defined in the Registration Statement). A description of the Unsecured Senior Notes and the Private Placement Notes is included in Note 9 to the Consolidated Financial Statements, included in the Registration Statement, and is incorporated herein by reference.

Assumption of Ferguson plc’s Obligations under Revolving Facility Agreement

Concurrently with the consummation of the Merger, the Company assumed Ferguson plc’s rights, duties, liabilities and obligations, and Ferguson plc was released from its liabilities and obligations, under the Amendment and Restatement Agreement (the “Revolving Facility Agreement”), dated October 7, 2022 (as amended from time to time), by and among Ferguson plc, Ferguson UK, ING Bank N.V., London Branch, as agent and the lenders from time to time party thereto, which provides for multicurrency revolving loans in an aggregate principal amount of $1,350,000,000. A description of the Revolving Facility Agreement is included in Note 9 to the Consolidated Financial Statements, included in the Registration Statement, and is incorporated herein by reference.

Assumption of Ferguson plc’s Obligations under Receivables Facility

Concurrently with the consummation of the Merger, the Company assumed Ferguson plc’s rights, duties, liabilities and obligations, and Ferguson plc was released from its liabilities and obligations, under the Receivables Purchase Agreement (the “Receivables Purchase Agreement”), dated July 31, 2013 (as amended from time to time), by and among Ferguson plc, Ferguson Enterprises, LLC and certain of its subsidiaries, the conduit purchasers, committed purchasers, and letter of credit banks from time to time party thereto, and Royal Bank of Canada, as administrative agent, which provides for funding for up to $1,100,000,000, including a swingline for up to $100,000,000 in same day funding, terminating on October 7, 2025. A description of the Receivables Purchase Agreement is included in Note 9 to the Consolidated Financial Statements, included in the Registration Statement, and is incorporated herein by reference.

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information contained in the Explanatory Note of this Current Report is incorporated herein by reference.

Item 3.03  Material Modification to Rights of Security Holders.

In light of the results of the advisory vote at the special meeting of the shareholders of Ferguson plc held on May 30, 2024 (the “Special Meeting”) on the forms of the Company’s proposed organizational documents attached as appendices to the definitive proxy statement of Ferguson plc for the Special Meeting, filed with the SEC on April 18, 2024 (the “Proposed Organizational Documents”), the board of directors of the Company (the “Board”) approved revisions to the Proposed Organizational Documents. On July 18, 2024, the Board approved the amended and restated certificate of incorporation of the Company (the “Certificate of Incorporation”) and the amended and restated bylaws of the Company (the “Bylaws”) with the following changes from the Proposed Organizational Documents (i) authorizing only one class of capital stock, the Company Common Stock and (ii) permitting stockholders of record of the Company that own in the aggregate at least 10% of the voting power of the outstanding shares of Company Common Stock to request a special meeting of stockholders, subject to the requirements and limitations set forth in the Bylaws. The Company filed the Certificate of Incorporation with the Delaware Secretary of State on July 22, 2024, and the Bylaws became effective as of the Effective Time. The Certificate of Incorporation and Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report and are incorporated herein by reference.

As a result of the Merger, shareholders of Ferguson plc became stockholders of the Company, and the rights of such stockholders are now defined by the Delaware General Corporation Law, the Certificate of Incorporation and the Bylaws. Information about certain differences in rights between shareholders of Ferguson plc and stockholders of the Company as a result of the Merger is discussed in the Comparison of Corporate Governance and Shareholder Rights filed as Exhibit 99.1 to this Current Report and incorporated herein by reference. The information in Exhibit 99.1 supersedes the description of the Company’s capital stock in the Registration Statement. The discussion therein is qualified in its entirety by reference to the text of the Certificate of Incorporation and the Bylaws.

Item 5.01  Changes in Control of Registrant.

Prior to the Effective Time, there were three stockholders of the Company, Kevin Murphy, Bill Brundage and Ian Graham (the “Initial Stockholders”), who each owned one share, or 33 1/3%, of outstanding shares of Company Common Stock. In connection with the consummation of the Merger and effective as of the Effective Time, all shares of Company Common Stock held by the Initial Stockholders were cancelled for no consideration. As of the Effective Time, all of the outstanding shares of Company Common Stock were held by Ferguson Shareholders as of the Merger Record Time. The information set forth in the Explanatory Note of this Current Report is incorporated into this Item 5.01 by reference.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors

The directors of the Company immediately following consummation of the Merger are the same individuals who were directors of the Company immediately prior to the Merger. Information regarding the background of the directors of the Company, other than Rekha Agrawal and Richard (“Rick”) Beckwitt, is included in the section titled “Management of New TopCo” in the Registration Statement and is incorporated herein by reference. Information regarding Ms. Agrawal’s and Mr. Beckwitt’s respective backgrounds is included in a press release of the Company, dated June 3, 2024, which is filed as Exhibit 99.2 to this Current Report and incorporated herein by reference.

Mr. Beckwitt joined Lennar Corporation (“Lennar”) in March 2006 and served as Chief Executive Officer of Lennar from April 2018 to November 2020 and as Co-Chief Executive Officer and Co-President of Lennar from November 2020 to September 2023. In the ordinary course of business, Ferguson plc sells various products and solutions to Lennar and its subsidiaries. During August 2023, the time period since the beginning of Ferguson plc’s last fiscal year during which Mr. Beckwitt served as the Co-Chief Executive Officer and Co-President of Lennar, Ferguson plc had cash receipts and receivables from Lennar and its subsidiaries in an amount of approximately $920,289.

There are no arrangements or understandings between the directors of the Company and any other person pursuant to which such persons were selected as a director of a Company.

There is no variation in the compensation to be awarded or paid to the non-employee members of the Board compared to compensation awarded or paid to such individuals in their capacity as non-employee members of the board of directors of Ferguson plc. A description of the compensation that was awarded or paid to non-employee members of board of directors of Ferguson plc prior to the Effective Time is included in the section titled “Executive and Director Compensation” of the Registration Statement and is incorporated herein by reference.

In addition, in connection with their appointment to the Board, Ms. Agrawal and Mr. Beckwitt are expected to receive an initial equity award for six months of service with a total value of $60,000. The equity award would vest, subject to continued service to the Company, on the date of the Company’s 2024 annual shareholders meeting, which is consistent with the vesting schedule for equity awards held by other non-employee members of the Board.

The Board has designated all of its non-employee directors, who constitute all members of the Board other than Kevin Murphy and Bill Brundage, as “independent” under Rule 303A.02 of the NYSE Listed Company Manual.

Members of the Board and the committees of the Board following the Merger are as set forth in the table below.

Name	Age at 08/01/24	Board	Audit Committee	Compensation Committee	Nominations & Governance Committee
Geoff Drabble	64	X*	—	X	X
Rekha Agrawal	54	X	—	—	X
Kelly Baker	55	X	—	X*	—
Rick Beckwitt	65	X	—	X	—
Bill Brundage	48	X	—	—	—
Catherine Halligan	61	X	X	X	—
Brian May	60	X	X	—	X
James S. Metcalf	66	X	—	X	X
Kevin Murphy	54	X	—	—	—
Alan Murray	71	X	X	—	X*
Thomas Schmitt	59	X	—	—	X
Nadia Shouraboura	54	X	—	—	—
Suzanne Wood	64	X	X*	—	—

*	Chair

Appointment of Chief Accounting Officer

In connection with the consummation of the Merger, on July 29, 2024, the Company appointed Richard Winckler as Chief Accounting Officer, replacing Bill Brundage in such role, effective August 1, 2024. Mr. Brundage remains Chief Financial Officer of the Company. Mr. Winckler, age 46, served as Chief Accounting Officer of Ferguson plc since August 2020. Previously, he served as Corporate Controller for Ferguson Enterprises, LLC, Ferguson plc’s U.S. operating subsidiary, from 2015 to 2017, when he was promoted to Vice President of Finance, a position he held until his promotion to Chief Accounting Officer of Ferguson plc. Before joining Ferguson, Mr. Winckler held a number of senior financial reporting and controller roles at MeadWestvaco Corporation, including Assistant Corporate Controller. Prior to that, he served as Director of Financial Reporting for Chesapeake Corporation. Mr. Winckler began his career at PricewaterhouseCoopers, where he last served as a Manager. He is a certified public accountant. There are no familial relationships or transactions involving Mr. Winckler and Ferguson plc or the Company that would require disclosure under Item 401(d) of Regulation S-K or Item 404 of Regulation S-K. Mr. Winckler does not have a specific term of office. There are no arrangements or understandings between Mr. Winckler and any other person pursuant to which he was selected as an officer of the Company. There is no variation in the compensation to be awarded or paid to Mr. Winckler in his role as Chief Accounting Officer of the Company compared to compensation awarded or paid to him in his capacity as Chief Accounting Officer of Ferguson plc.

Incentive and Compensation Plans

In connection with the Merger, the Company assumed (i) the Ferguson plc 2023 Omnibus Equity Incentive Plan, (ii) The Ferguson Group Employee Share Purchase Plan 2021, (iii) The Ferguson Group International Sharesave Plan 2019, (iv) The Ferguson Group Performance Ordinary Share Plan 2019, (v) The Ferguson Group Ordinary Share Plan 2019 and (vi) The Ferguson Group Long Term Incentive Plan 2019 (collectively, the “Assumed Employee Share Plans”).

Each outstanding Ferguson plc incentive award under the Assumed Employee Share Plans will be converted to an incentive award of the Company that will be subject to substantially the same terms and conditions as the former Ferguson plc incentive award, except, in the case of equity-based Ferguson plc incentive awards, the security issuable upon exercise or settlement of the incentive award, as applicable, will be a share of Company Common Stock (or its cash equivalent) rather than an ordinary share of Ferguson plc (or its cash equivalent).

In connection with the assumption of the Assumed Employee Share Plans, the Company has adopted the Ferguson Enterprises Inc. 2023 Omnibus Equity Incentive Plan (the “Omnibus Plan”) and the Ferguson Enterprises Inc. Employee Share Purchase Plan 2021(the “ESPP”), each filed as Exhibits 10.1 and 10.2, respectively, to this Current Report and incorporated herein by reference. The Omnibus Plan has substantially the same terms and conditions as the Ferguson plc 2023 Omnibus Equity Incentive Plan, and the ESPP has substantially the same terms and conditions as The Ferguson Group Employee Share Purchase Plan 2021.

In addition, in connection with the assumption of the Assumed Employee Share Plans, the Company has adopted the Omnibus Amendment to The Ferguson Group International Sharesave Plan 2019, The Ferguson Group Long Term Incentive Plan 2019, The Ferguson Group Ordinary Share Plan 2019 and The Ferguson Group Performance Ordinary Share Plan 2019 (the “Omnibus Amendment”). A copy of the Omnibus Amendment is filed as Exhibit 10.3 to this Current Report and is incorporated by reference herein. Under the terms of the Omnibus Amendment, (i)(a) The Ferguson Group International Sharesave Plan 2019 is amended to be renamed as the “Ferguson Enterprises Inc. International Sharesave Plan 2019,” (b) The Ferguson Group Long Term Incentive Plan 2019 is amended to be renamed as the “Ferguson Enterprises Inc. Long Term Incentive Plan 2019,” (c) The Ferguson Group Ordinary Share Plan 2019 is amended to be renamed as the “Ferguson Enterprises Inc. Ordinary Share Plan 2019” and (d) The Ferguson Group Performance Ordinary Share Plan 2019 is amended to be renamed as the “Ferguson Enterprises Inc. Performance Ordinary Share Plan 2019” (ii) all references to Ferguson plc under each of the Assumed Employee Share Plans are deemed to refer to the Company and (iii) all references to ordinary shares of Ferguson plc under each of the Assumed Employee Share Plans is to a share of Company Common Stock (or its cash equivalent) rather than an ordinary share of Ferguson plc (or its cash equivalent).

The foregoing description of the Omnibus Plan, the ESPP and the Omnibus Amendment is not complete and is qualified in its entirety by reference to the Omnibus Plan, the ESPP and the Omnibus Amendment, respectively, filed as Exhibits 10.1, 10.2 and 10.3 hereto.

Amendment to Executive Director Employment Agreements

In connection with the Merger, the employment agreements in place with each of the President & Chief Executive Officer and the Chief Financial Officer of the Company (collectively, the “Executive Director Employment Agreements”) have been amended as follows: (i) all references to Ferguson plc under the Executive Director Employment Agreements are deemed to refer to the Company and (ii) in addition to the events that constitute “Good Reason” under the Executive Director Employment Agreements, the failure of the executive director to be re-elected or nominated as a member of the Board will also constitute “Good Reason.” There is no variation in the compensation to be awarded or paid to the President & Chief Executive Officer and Chief Financial Officer of the Company compared to compensation awarded or paid to such individuals in their capacity as Chief Executive Officer and Chief Financial Officer, respectively, of Ferguson plc. A description of the Executive Director Employment Agreements and the compensation that was awarded or paid to such individuals in their capacity as the Chief Executive Officer and Chief Financial Officer, respectively, of Ferguson plc prior to the Effective Time is included in the section titled “Executive and Director Compensation” of the Registration Statement and is incorporated herein by reference.

Information regarding the background of the President & Chief Executive Officer and the Chief Financial Officer is included in the section titled “Management of New TopCo” in the Registration Statement and is

incorporated herein by reference. Other than as described in the section titled “Certain Relationships and Related Party Transactions” in the Registration Statement, there are no familial relationships or transactions involving the President & Chief Executive Officer or the Chief Financial Officer of the Company and Ferguson plc or the Company that would require disclosure under Item 401(d) of Regulation S-K or Item 404 of Regulation S-K. There are no arrangements or understandings between the officers of the Company mentioned above and any other person pursuant to which such persons were selected as an officer of the Company.

The foregoing description of the amendments to the Executive Director Employment Agreements is not complete and is qualified in its entirety by reference to the form of Amendment to Executive Director Employment Agreement, which is filed as Exhibit 10.4 hereto, and is incorporated herein by reference.

Change in Control Policy

Further, in connection with the assumption of the Assumed Employee Share Plans, the Company has adopted and assumed a Change in Control Policy, a copy of which is filed as Exhibit 10.5 to this Current Report and is incorporated by reference herein. The terms and conditions of the Change in Control Policy are substantially the same as those of the Change in Control Policy maintained by Ferguson plc.

The foregoing description of the Change in Control Policy is not complete and is qualified in its entirety by reference to the Change in Control Policy filed as Exhibit 10.5 hereto.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01  Other Events.

Description of the Company’s Capital Stock

The description of the Company’s capital stock provided in Exhibit 99.3, which is incorporated by reference herein, modifies and supersedes any prior description of the Company’s capital stock in any registration statement or report filed with the SEC and will be available for incorporation by reference into certain of the Company’s filings with the SEC pursuant to the Securities Act of 1933, as amended, the Exchange Act, and the rules and forms promulgated thereunder.

Press Release

On August 1, 2024, the Company issued a press release announcing the completion of the Merger. A copy of the press release is filed as Exhibit 99.4 hereto.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Merger Agreement, dated as of February 29, 2024, by and among Ferguson plc, Ferguson (Jersey) 2 Limited and Ferguson Enterprises Inc (incorporated by reference to Exhibit 2.1 of the Registration Statement on Form S-4 filed by the Company with the SEC on March 1, 2024).

3.1	Amended and Restated Certificate of Incorporation of Ferguson Enterprises Inc.

3.2	Amended and Restated Bylaws of Ferguson Enterprises Inc.

10.1	Ferguson Enterprises Inc. 2023 Omnibus Equity Incentive Plan.

10.2	Ferguson Enterprises Inc. Employee Share Purchase Plan 2021.

10.3	Omnibus Amendment to The Ferguson Group International Sharesave Plan 2019, The Ferguson Group Long Term Incentive Plan 2019, The Ferguson Group Ordinary Share Plan 2019 and The Ferguson Group Performance Ordinary Share Plan 2019.

10.4	Form of Amendment to Executive Director Employment Agreement.

10.5	Change in Control Policy.

99.1	Comparison of Corporate Governance and Shareholder Rights.

99.2	Press Release of Ferguson Enterprises Inc., dated June 3, 2024 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by Ferguson plc with the SEC on June 3, 2024).

99.3	Description of Capital Stock.

99.4	Press Release of Ferguson Enterprises Inc., dated August 1, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FERGUSON ENTERPRISES INC.

Date: August 1, 2024	By:	/s/ Ian Graham
	Name:	Ian Graham
	Title:	Chief Legal Officer & Corporate Secretary